UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

WASHINGTON PRIME GROUP INC.
WASHINGTON PRIME GROUP, L.P.
(Exact name of Registrant as specified in its Charter)

Indiana Indiana	001-36252 333-206500-01	46-4323686 46-4674640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street	Columbus	Ohio	43215
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 7, 2021, Washington Prime Group Inc. (the “Company”) notified the New York Stock Exchange (“NYSE”) of its intention to voluntarily delist its common stock, par value $0.0001 per share (the “Common Stock”), 7.5% Series H cumulative redeemable preferred stock, par value $0.0001 per share (the “Series H Preferred Stock”), and 6.875% Series I cumulative redeemable preferred stock, par value $0.0001 per share (the “Series I Preferred Stock,” and together with the Series H Preferred Stock, the “Preferred Stock”), from the NYSE in connection with its expected emergence from its previously announced Chapter 11 proceedings. The Company intends to file a Notification of Removal from Listing on Form 25 (the “Form 25”) with the U.S. Securities and Exchange Commission on or about September 20, 2021, and expects that the Company’s Common Stock and Preferred Stock will be removed from listing on the NYSE at the open of business on or about September 30, 2021. The deregistration of the Common Stock and Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will become effective 90 days after filing of the Form 25.

Item 7.01         Regulation FD Disclosure.

In connection with the Company’s notice to the NYSE of its intent to voluntarily delist the Common Stock and Preferred Stock, the Company issued a press release on September 7, 2021, a copy of which is attached to this Form 8-K as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K may be deemed “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the company’s proceedings under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”), the Company’s ability to complete the restructuring and its ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of the restructuring; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties imposed in part by the Chapter 11 Cases; the Company’s ability to comply with financing arrangements, including the DIP Facility; the Company’s ability to maintain relationships with its tenants, suppliers, customers, employees, sponsors, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock and other equity securities; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the restructuring or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021		Washington Prime Group Inc.

	By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer

Washington Prime Group, L.P. By: Washington Prime Group Inc., its sole partner

	By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer